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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 18, 2000

                         PentaStar Communications, Inc.

             (Exact name of registrant as specified in its charter)

Delaware                                0-27709                   84-1502003
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
 of incorporation)                                           Identification No.)

               1522 Blake Street, Denver CO               80202
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 825-4400

                                      None

         (Former name or former address, if changed since last report.)


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Item 5. Other Events

     On February 18, 2000, PentaStar Communications, Inc. (the "Company") (a) signed an agreement to acquire the assets of Eastern Telecom, Inc. ("ETI") and
(b) signed an agreement to acquire, and completed the acquisition of, the assets of USTeleCenters, Inc. and Vermont Network Services Corporation. The acquisition of the assets of ETI is contingent upon receipt of the approval of the shareholders of VSI Enterprises, Inc., which is the parent company of ETI. On February 22, 2000, the Company completed the acquisition of assets of Network Communications Integration. Attached to this Current Report on Form 8-K as
Exhibit 99 is a copy of the Company's related press release dated February 22, 2000.

Item 7. Financial Statements and Exhibits

     Exhibit 99 Press release of the Company dated February 22, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2000                 PENTASTAR COMMUNICATIONS, INC.

                                          By: /s/ David L. Dunham
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                                                  David L. Dunham
                                                  Chief Financial Officer